                                AMENDMENT NO. 11
                         TO SECOND AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST

          This Amendment No. 11 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") amends, effective November 12, 2009, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios- Invesco Balanced Fund, Invesco California Tax-Free Income Fund, Invesco Dividend Growth Securities Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco New York Tax-Free Income Fund, Invesco S&P 500 Index Fund, Van Kampen American Franchise Fund, Van Kampen Core Equity Fund, Van Kampen Equity and Income Fund, Van Kampen Equity Premium Income Fund, Van Kampen Growth and Income Fund, Van Kampen Money Market Fund, Van Kampen Pennsylvania Tax Free Income Fund, Van Kampen Small Cap Growth Fund and Van Kampen Tax Free Money Fund (collectively, the "Funds");

          WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 12, 2009.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                            Name: John M. Zerr
                                            Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                           AIM COUNSELOR SERIES TRUST
                         PORTFOLIOS AND CLASSES THEREOF

             PORTFOLIO                         CLASSES OF EACH PORTFOLIO
----------------------------------             --------------------------
AIM Core Plus Bond Fund                        Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class Y Shares
                                               Institutional Class Shares

AIM Floating Rate Fund                         Class A Shares
                                               Class C Shares
                                               Class R Shares
                                               Class Y Shares
                                               Institutional Class Shares

AIM Multi-Sector Fund                          Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares
                                               Institutional Class Shares

AIM Select Real Estate Income Fund             Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares
                                               Institutional Class Shares

AIM Structured Core Fund                       Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class Y Shares
                                               Institutional Class Shares
                                               Investor Class Shares

AIM Structured Growth Fund                     Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class Y Shares
                                               Institutional Class Shares

AIM Structured Value Fund                      Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class Y Shares
                                               Institutional Class Shares

Invesco Balanced Fund                          Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Invesco California Tax-Free Income Fund        Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Invesco Dividend Growth Securities Fund        Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Invesco Equally-Weighted S&P 500 Fund          Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class Y Shares

Invesco Fundamental Value Fund                 Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Invesco Large Cap Relative Value Fund          Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Invesco New York Tax-Free Income Fund          Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Invesco S&P 500 Index Fund                     Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Van Kampen American Franchise Fund             Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Van Kampen Core Equity Fund                    Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class Y Shares

Van Kampen Equity and Income Fund              Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class Y Shares
                                               Institutional Class Shares

Van Kampen Equity Premium Income Fund          Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Van Kampen Growth and Income Fund              Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class Y Shares
                                               Institutional Class Shares

Van Kampen Money Market Fund                   Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Van Kampen Pennsylvania Tax Free Income Fund   Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Van Kampen Small Cap Growth Fund               Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares

Van Kampen Tax Free Money Fund                 Class A Shares"